UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004 (October 13, 2004)

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (IRS Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California		90265
Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.2
EX-99.3

Item 1.01. Entry into a Material Definitive Agreement

     Effective October 13, 2004, we entered into a Termination Agreement and General Release with Mr. Michael Bianco (the “Termination Agreement”), which has the effect of terminating Mr. Bianco’s Amended and Restated Employment Agreement dated March 26, 2003, which was effective as of January 1, 2004 (the “Old Agreement”). Mr. Bianco had been serving as our Executive Vice President and Chief Merchandising Officer. The Termination Agreement further (i) canceled all of the 222,279 unexercised stock options (vested and unvested) held by Mr. Bianco, (ii) included the waiver by Mr. Bianco of all claims by him for future compensation under the Old Agreement, including the right to receive 288,000 shares of restricted stock to which he was otherwise entitled to receive between now and January 2007, (iii) revised the vesting schedule of the 96,000 shares of restricted stock he received in January 2004 to delay the vesting of 24,000 of those shares from January 1, 2006 to January 1, 2007 and (iv) provided for mutual general releases between us and Mr. Bianco for all matters arising from the Old Agreement.

     Simultaneously with the Termination Agreement, we entered into a Consulting Agreement with Mr. Bianco (the “Consulting Agreement”). The Consulting Agreement is effective until September 30, 2007. Under the terms of the Consulting Agreement, Mr. Bianco is to serve as a product development and marketing consultant for us, in particular with regard to our product and marketing activities at the annual Toy Fair held in New York City, for which he will be compensated in the amount of $1,280,000 in the aggregate. The Consulting Agreement also contains restrictive covenants.

Item 1.02. Termination of a Material Definitive Agreement

     As described above, the Old Agreement was terminated.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	March 26, 2003 Amended and Restated Employment Agreement with Michael Bianco(1)
99.2(*)	Termination Agreement and General Release with Michael Bianco
99.3(*)	Consulting Agreement with Michael Bianco

(*)	Filed herewith

(1)	Filed previously as an exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002, filed March 31, 2003, and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.
Dated: October 15, 2004	By:	/s/ Joel M. Bennett
Joel M. Bennett, CFO

Exhibit Index

Exhibit	Description
99.1	March 26, 2003 Amended and Restated Employment Agreement with Michael Bianco(1)
99.2(*)	Termination Agreement and General Release with Michael Bianco
99.3(*)	Consulting Agreement with Michael Bianco

(*)	Filed herewith

(1)	Filed previously as an exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002, filed March 31, 2003, and incorporated herein by reference.